Investor Update Q1 2023 Peapack-Gladstone Bank Peapack Private Wealth Management The Q1 2023 Investor Update should be read in conjunction with the Q1 2023 Earnings Release issued on April 25, 2023 Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our ability to successfully grow our business and implement our strategic plan, including our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the current or anticipated impact of military conflict, terrorism or other geopolitical events; 3) the impact of anticipated higher operating expenses in 2023 and beyond; 4) our ability to successfully integrate wealth management firm acquisitions; 5) our ability to manage our growth; 6) our ability to successfully integrate our expanded employee base; 7) a decline in the economy, in particular in our New Jersey and New York market areas, including potential recessionary conditions; 8) declines in our net interest margin caused by the interest rate environment (including the shape of the yield curve) and our highly competitive market; 9) declines in the value in our investment portfolio; 10) impact on our business from a pandemic event (including COVID-19) on our business, operations, customers, allowance for credit losses, and capital levels; 11) higher than expected increases in our allowance for loan and lease losses; 12) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 13) changes in interest rates and the effects of inflation; 14) a decline in real estate values within our market areas; 15) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 16) changes in monetary policy by the Federal Reserve Board; 17) changes to tax or accounting matters; 18) successful cyberattacks against our IT infrastructure and that of our IT providers; 19) higher than expected FDIC insurance premiums; 20) adverse weather conditions; 21) our ability to successfully generate business in new geographic markets; 22) a reduction in our lower-cost funding sources; 23) changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio; 24) our ability to adapt to technological changes; 25) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 26) our ability to retain key employees; 27) demands for loans and deposits in our market areas; 28) adverse changes in securities markets and 29) other unexpected material adverse changes in our operations or earnings. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   2

Core EPS $1.02; ROA 1.18%; ROE 13.64%; ROTE 14.94%.* Net interest income is up 11% YOY; NIM down 24 bps on a linked quarter basis. Deposits up $104MM (8% annualized); 92% of total deposits are core. Total available liquidity** of $3.7B. Loans grew $79MM (6% annualized); 42% of loans are C&I; 45% of total loans are floating or reprice within one year. Continued strong asset quality; enhanced early monitoring. Wealth Management fees of $13.8MM comprised 22% of total revenue for the quarter. New inflows were $254MM for the quarter. Repurchased 83,014 shares. Tangible book value up $0.94 or 3.4% to $28.20.* Capital ratios improved; CET1 up 37 bps. AOCI improved by 9% or $6.8MM to ($67.4MM). HTM impairment totaled approximately $10MM. Launched multi-year “white glove” hospitality client experience initiative. Q1 2023 Highlights 3 *See Non-GAAP financial measures reconciliation table. **Total available liquidity defined as Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities.

*Cash + Cash Equivalents + AFS Securities) / Total Assets. **See Non-GAAP financial measures reconciliation table. Positive Trends in Liquidity and Capital

* The amount of capital the Company holds above the well-capitalized levels as defined in the FDIC's Prompt Corrective Action framework. ** After-tax difference between cost-basis and fair value of HTM securities. Significant Capital Buffer Available for Sale 84% Held to Maturity 16% Investment Portfolio Composition March 31, 2023

*Source: FFIEC 031 and 041 RC-0 Memo #2 ** Coverage is defined as (Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities) / Uninsured Deposits Ample Coverage of Uninsured Deposits Deposit Base Details (as of March 31, 2023) 229% Coverage**

7 % of Total Loans (as of 3/31/23) 2.1% 3.3% 3.5% (in 000’s) DSCR Multifamily CRE Retail CRE Office 2.09x 1.37x 1.58x 1.75x 1.57x 1.64x 1.39x 1.59x 1.32x Avg Loan Size $2.3MM $2.9MM $2.8MM Minimal Refinance Risk within Multifamily, Office & Retail CRE

8 *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1 Q1 2023 Adjusted excluded fair value adjustment gain for CRA equity securities ($209,000); Q4 2022 Adjusted excluded life insurance proceeds ($25,000), gain on sale of property ($275,000), and fair value adjustment gain for CRA equity securities ($28,000). See Non-GAAP financial measures reconciliation table. 2 Q1 2023 Adjusted excluded expense related to restricted stock expense associated with an executive retiring ($300,000) and expense associated with three retail branch closures ($175,000); Q4 2022 Adjusted excluded expense related to accelerated restricted stock vesting related to one employee ($200,000). See Non-GAAP financial measures reconciliation table. 3 Q4 2022 Adjusted excluded income tax expense related to a recent New York City nexus determination change ($563,000). See Non-GAAP financial measures reconciliation table. 4 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table. Tighter NIM Partially Offset by Increased Fee Income (Dollars in thousands, except per share data) Total Deposit Beta QTD 73% Through the Cycle 31%

9 NIM (as reported) (%) Net Interest Margin Contraction

Stable Fee Revenue 10 *Capital Markets consists of Corporate Advisory, Mortgage Banking, SBA Lending, and Back-to-Back Swap fee income. 1 Q1 2023 Adjusted excluded fair value adjustment gain for CRA equity securities ($209,000); Q4 2022 Adjusted excluded life insurance proceeds ($25,000), gain on sale of property ($275,000), and fair value adjustment gain for CRA equity securities ($28,000); Q3 2022 Adjusted excluded fair value adjustment loss for CRA equity securities ($571,000); Q2 2022 Adjusted excluded fair value adjustment loss for CRA equity securities ($475,000). See Non-GAAP financial measures reconciliation table. Total Noninterest Income as a % of Total Revenue: 31% 29% Q2 2022 $19.0MM $17.9MM In 000’s $13.8MM $13.9MM $16.5MM $13.0MM 26% Q4 2022 Q1 2023 $17.0MM $12.9MM Q3 2022 27% 1

AUM/AUA (000s) Fees (000s) Peapack Private Wealth Management 11 $10.4B AUM/AUA 37% EBITDA Margin YTD 2022 18.7% 2017-2022 CAGR $3.6MM Avg Relationship $254MM QTD 2023 Gross Inflows $13.8MM

12 Peapack Private Wealth Management New Business Inflows AUM/AUA (000s) $777,000 $701,000 $843,000 $1,070,000 $254,000

C&I Focus Will Drive Future Growth and Profitability Strategic Pull Back in CRE 13 $2.9B Outstandings 53% of Total Loans Diversified C&I continues to be our area of focus for future growth $852M Unused LOC Fees YTD (in millions) $1,585 *NOTE: Excludes MFL which totaled $1.9B as of 03/31/2023. $2,100 $2,474 $2,658 $2,537 $2,839 $675M Account Analysis Fees YTD 47% of C&I and CRE portfolio is floating rate 5 Year C&I CAGR 18% vs no growth for CRE $2,881 Commercial Banking*

14 Multifamily Residential /Consumer CRE Commercial & Industrial Diversified Loan Portfolio Loan Mix as of 03/31/2023 Gross Loans: $5.38 billion Note: Gross loans include loans held for sale. ($2,267MM) ($1,871MM) ($614MM) ($628MM)

Diversification within C&I Lending 15 C&I Loans constitute 42% ($2.3B) of the total loan portfolio and includes 279 distinct NAICS codes.

16 A Well-Diversified Non-Owner Occupied CRE Portfolio Segments experiencing market stress are conservatively underwritten with low LTVs and solid DSCR Non-Owner Occupied CRE constitutes 11% ($614MM) of the total loan portfolio. LTV 51.1% DSCR 1.51x LTV 57.5% DSCR 1.54x LTV 52.4% DSCR 1.63x LTV 50.6% DSCR 1.49x LTV 58.0% DSCR 1.54x LTV 45.3% DSCR 1.32x LTV 51.0% DSCR 1.49x LTV 54.3% DSCR 1.52x LTV 51.9% DSCR 1.50x

High Quality Multifamily Loan Portfolio 17 Multifamily Portfolio Balance % (in $MM's) NY (Rent Regulated) $900 48.1% NY (Market Rent) $122 6.5% NJ (Rent Regulated) $342 18.3% NJ (Market Rent) $246 13.1% PA (Rent Regulated) $10 0.6% PA (Market Rent) $251 13.4% TOTAL $1,871 100.0% Rent Regulated $1,252 66.9% Market Rent $619 33.1% TOTAL $1,871 100.0% Current LTV 63.7% Current DSCR 1.47x Current Debt Yield 8.9% Multifamily constitutes 35% ($1.9B) of the total loan portfolio.

NPAs / Assets (%) ALLL (ACL) / Non-Performing Loans (%) 1 30-89 Days Past Due / Gross Loans (%) Credit Quality Metrics 18 Classified Loans / Gross Loans (%) 1 Commencing on 01/01/2022, the allowance calculation is based on the CECL methodology.  Prior to 01/01/2022, the calculation was based on the incurred loss methodology.

Personal Banking* 19 $332MM average deposits per personal banking location** New York City MSA with branches in 3 of top 15 wealthiest US counties #1 Deposit Growth in Top 10 14% CAGR since 2012 92% Core Unique private banking service model Growth Upside 6% market share in an $89B deposit market *Natural Market Area defined within boundaries in map as geography within 5 miles of all branch locations. **Total Deposits and Loans as of March 31, 2023. $628MM Residential/Consumer Loans**

20 Wealth Management Peer Comparables Note: Includes select publicly traded banks and thrifts identified by management as “Wealth Peers”. Total return metrics based on 1Y, 3Y, 5Y as of 12/30/2022 Source: S&P Global Market Intelligence

Well-diversified business model. $10.4B AUM/AUA ($55MM annualized revenue) wealth management business. C&I and fee business will drive future growth. Strong balance sheet. Solid asset quality. Attractive geographic franchise. Stable core deposit base. Well-managed expenses. Investment grade ratings from both Moody’s and Kroll. ABA Best Banks To Work For five years in a row. Compelling Investment Considerations 21

Appendix Peapack-Gladstone Bank

23 Quarterly Balance Sheet Summary (Dollars in thousands)

24 1 Amounts reflect modifications that are paying according to modified terms. 2 Amounts reflect troubled debt restructurings (“TDRs”) that are paying according to restructured terms. 3 Excludes TDRs included in nonaccrual loans in the following amounts:  $13.4MM at 12/31/2022 and $13.6MM at 03/31/2022. On 01/01/2023, the Company adopted Accounting Standards Update 2022-02, which replaced the accounting and recognition of TDRs. 4 Includes $4.5MM outstanding to U.S. governmental entities at 12/31/2022. 5 Provision to roll forward the ACL excludes a provision of $49,000 at 03/31/2023, a credit of $173,000 at 12/31/2022, and a credit of $114,000 at 03/31/2022 related to off-balance sheet commitments. 6 Net charge-offs for the quarter ended 12/31/2022 included a charge-off of $1.2MM of a previously established specific reserve on one commercial real estate loan. 7 Total ACL less specific reserves equals general ACL. Asset Quality (Dollars in thousands)

25 1 Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end.  See Non-GAAP financial measures reconciliation table. 2 Tangible book value per share excludes intangible assets.  Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding.  See Non-GAAP financial measures reconciliation table. 3 Excludes other comprehensive loss of $67.4MM for the quarter ended 03/31/2023, $74.2MM for the quarter ended 12/31/2022, and $40.9MM for the quarter ended 03/31/2022.  See Non-GAAP financial measures reconciliation table. Capital Summary

Quarter Non-GAAP Financial Measures Reconciliation 26 1 Q1 2023 Adjusted excluded a fair value adjustment gain for CRA equity securities ($209,000); Q4 2022 Adjusted excluded life insurance proceeds ($25,000), gain on sale of property ($275,000), and fair value adjustment gain for CRA equity securities ($28,000); Q1 2022 Adjusted excluded a loss on sale of securities ($6.6MM) and a fair value adjustment loss for CRA equity securities ($682,000). 2 Q1 2023 Adjusted excluded expense related to restricted stock expense associated with an executive retiring ($300,000) and expense associated with three retail branch closures ($175,000). Q4 2022 Adjusted excluded expense related to accelerated restricted stock vesting related to one employee ($200,000); Q1 2022 Adjusted excluded severance expense related to certain staff reorganization ($1.5MM). 3 Q4 2022 Adjusted excluded income tax expense related to prior periods brought about by a recent New York City nexus determination change ($563,000). 4 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  5 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income. We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies. Quarterly Income Statement Summary (Dollars in thousands, except per share data)

Quarter Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) 27 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titles measures reported by other companies.

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Frank A. Cavallaro Senior EVP & Chief Financial Officer (908) 306-8933 fcavallaro@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Contacts Corporate Headquarters Contact 28